EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Source Direct Holdings, Inc. (the “Company”) on Form 10-QSB for the period ended December 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  February 19, 2008

/s/ Deren Z. Smith

Name: Deren Z. Smith

Title:  Chief Executive Officer

Dated:  February 19, 2008

/s/ Kevin Arave

Name: Kevin Arave

Title:  Chief Financial Officer